Prospectus Supplement
John Hancock Variable Insurance Trust
Strategic Income Opportunities Trust (the fund)
Supplement dated June 26, 2025 to the current Summary  Prospectus, as may be supplemented (the Summary  Prospectus)
At a meeting held on June 24-26, 2025, the fund’s Board of Trustees approved a management fee reduction. As a result, the information in the “Annual fund operating expenses” table and the “Expense example” table in the “Fund summary” section is amended and restated as follows to reflect the fund’s management fee schedule effective July 1, 2025:
Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance or variable annuities contract that may use the fund as its underlying investment option and would be higher if they did.
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee	0.64 [1]	0.64 [1]	0.64 [1]
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.08	0.08	0.08
Total annual fund operating expenses	0.77	0.97	0.72
Contractual expense reimbursement	-0.01 [2]	-0.01 [2]	-0.01 [2]
Total annual fund operating expenses after expense reimbursements	0.76	0.96	0.71
1
“Management fee” has been restated to reflect the contractual management fee schedule effective July 1, 2025.
2
The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund’s operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Expenses ($)	Series I	Series II	Series NAV
1 year	78	98	73
3 years	245	308	229
5 years	427	535	400
10 years	953	1,189	894
You should read this supplement in conjunction with the Summary  Prospectus and retain it for your future reference.